RECORD THIS INSTRUMENT IN THE FAIRBANKS RECORDING DISTRICT

INDEX THIS INSTRUMENT AS FOLLOWS:

Grantor:  Placer Dome U.S. Inc.

Grantee:  La Teko Resources, Inc.
          Newmont Exploration Limited

THE PROPERTY DESCRIBED IN EXHIBIT A ATTACHED HERETO IS SITUATED IN THE FOLLOWING
SECTION:

Township 3 North, Range 1 East, Fairbanks Meridian: Section 15

RETURN THIS INSTRUMENT TO:    Guess & Rudd
                              Attention: Joseph J. Perkins, Jr.
                              510 L Street, Suite 700
                              Anchorage, Alaska 99501



                             SPECIAL WARRANTY DEED

     THIS SPECIAL WARRANTY DEED (hereinafter referred to as "this Deed"), dated this 30th day of October , 1996, is given by PLACER DOME U.S. INC. ("PDUS"), a California corporation the address of which is Suite 2500, 1 California Street, San Francisco, California 94111, to LA TEKO RESOURCES, INC. ("La Teko"), a Nevada corporation the address of which is Suite 202, 180 East 2100 South, Salt Lake City, Utah 84115, and NEWMONT EXPLORATION LIMITED ("Newmont"), a Delaware corporation the address-of which is Suite 2800, 1700 Lincoln Street, Denver, Colorado 80203.
                                  WITNESSETH:

     For and in consideration of $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, PDUS hereby ASSIGNS, CONVEYS, and SPECIALLY WARRANTS (as set forth below but not otherwise) to La Teko (as to an undivided 35%) and Newmont (as to an undivided 65%), and each's respective successors and assigns, as tenants in common, all of PDUS's rights, titles and interests (if any) in and to the- mining claims described in Exhibit A attached hereto, together with any and all rights appurtenant thereto (hereinafter collectively referred to as "the Property"), to have and to hold forever. PDUS hereby SPECIALLY WARRANTS unto La Teko and Newmont, and to each's respective successors and assigns, that the Property is free and clear of any rights, titles, or interests of third parties arising by, through, or under PDUS, but not otherwise.

IN WITNESS WHEREOF, PDUS has executed this Deed on the date first set forth above.

PLACER DOME U.S. INC.

By: /s/ Richard G. Duncan
Printed Name: Richard G. Duncan
Title: V.P., Exploration



STATE OF NEVADA     )
                    )ss.
COUNTY OF WASHOE    )


     THIS CERTIFIES that on the 30th day of October, 1996, at 240 S. Rock Blvd., Ste. 117, Reno, NV 89502, the foregoing instrument was acknowledged before me by
(name) Richard G. Duncan (title) V.P. Exploration of PLACER DOME U.S. INC., a California corporation, on behalf of the corporation.

(Notary seal)            /s/ S. Schaerer
                        Notary Public in and for Washoe County, Nevada
                        My commission expires    November 10, 1998

                                   EXHIBIT A

                                 MINING CLAIMS

The following State of Alaska mining locations:

                            Fairbanks
                        Recording District
Claim Name                   Book/Page       DNR Serial Number
--------------------    ------------------   -----------------
Cheker 30 (aka CH 30)         915/416             ADL-570961
Cheker 34 (aka CH 34)         915/420             ADL-57096
Cheker 35 (aka CH 35)         915/421             ADL-570966

RECORD THIS AGREEMENT IN THE FAIRBANKS RECORDING DISTRICT

INDEX THIS AGREEMENT AS FOLLOWS:

Grantor:  Placer Dome U.S. Inc.
Grantee:  La Teko Resources, Inc.
          Newmont Exploration Limited

THE PROPERTY DESCRIBED IN EXHIBIT A ATTACHED HERETO IS SITUATED IN THE FOLLOWING
SECTION:

Township 3 North, Range 1 East, Fairbanks Meridian: Section 15

RETURN THIS AGREEMENT TO:     Guess & Rudd
                              Attention: Joseph J. Perkins, Jr.
                              510 L Street, Suite 700
                              Anchorage, Alaska 99501


                       AGREEMENT REGARDING MINING CLAIMS

     THIS AGREEMENT REGARDING MINING CLAIMS (hereinafter referred to as "this Agreement"), dated this 30th day of October , 1996, is entered into by and among PLACER DOME U.S. INC. ("PDUS"), a California corporation the address of which is Suite 2500, 1 California Street, San Francisco, California 94111, LA TEKO RESOURCES, INC. ("La Teko"), a Nevada corporation the address of which is Suite 202, 180 East 2100 South, Salt Lake City, Utah 84115, and NEWMONT EXPLORATION LIMITED ("Newmont"), a Delaware corporation the address of which is Suite 2800, 1700 Lincoln Street, Denver, Colorado 80203 (La Teko and Newmont are sometimes collectively referred to herein as "Buyer").

                                WITNESSETH:

For and in consideration of $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and the covenants of each party set forth herein, the parties hereby agree as follows:

1.    PROPERTY; FURTHER ACTIONS.

     The property subject to this Agreement (hereinafter collectively referred to as "the Property") comprises (a) all rights, titles, and interests now owned or hereafter acquired by PDUS in or to the mining claims described in Exhibit A attached hereto or the lands included therein (including but not limited to any and all amendments or relocations of the mining claims described in Exhibit A attached hereto and any and all state mining leases into which one or more of such claims, amendments or relocations are converted), together with (b) any and all rights now or hereafter appurtenant thereto (including but not limited to access rights and water rights).

     The parties hereby agree to execute, acknowledge, and deliver such other agreements and instruments as may be reasonably required from time to time hereafter to implement the intent of the parties hereto (including but not limited such other agreements and instruments as may be reasonably required from time to time hereafter to subject formally to this Agreement any and all rights, titles, or interests hereafter acquired by PDUS that constitute part of the Property).

2.   TERM.

     The parties hereby agree that the term of this Agreement shall continue from the date first set forth above for so long as PDUS (or any successor or assign of PDUS other than La Teko or Newmont) owns any interest in the Property.

3.   SPECIAL WARRANTY.

     PDUS hereby SPECIALLY WARRANTS unto La Teko and Newmont, and to each's respective successors and assigns, that the mining claims described in Exhibit A attached hereto are free and clear of any rights, titles, or interests of third parties arising by, through, or under PDUS, but not otherwise.

4.   PROMISE TO MAINTAIN PROPERTY IN GOOD STANDING.

     During the term of this Agreement, PDUS (a) shall perform such assessment work, pay such rent, and take any and all other actions necessary to maintain the Property in good standing under the laws of the State of Alaska, and (b) shall deliver to La Teko and Newmont-no later than two weeks prior to any performance, recording, filing, payment, or other deadline-copies of such affidavits of assessment work (as recorded if delivered to establish compliance with any recording requirement), receipts, and other evidence as may be reasonably necessary to establish PDUS's satisfaction of the foregoing obligations. Without limiting the generality of the foregoing, during the term of this Agreement, PDUS shall do the following:

          (a) perform in a timely manner all assessment work required to be performed for the benefit of the Property to maintain the Property in good standing, for the assessment year beginning on September 1, 1995, and for every assessment year beginning thereafter if this Agreement is in effect on the 60th day prior to the end of the assessment year. If PDUS may satisfy any such assessment work obligation by making a payment in lieu thereof on or after the date on which such obligation accrues hereunder, then PDUS may either perform the required assessment work or make the required payment in lieu thereof in a timely manner for said assessment year. (e.g., if this Agreement is in effect on July 3, 1997 (the 60th day prior to September 1, 1997), PDUS shall perform assessment work for the benefit of the Property or pay the permitted maintenance fee in lieu thereof no later than August 31, 1997, for the assessment year beginning on September 1, 1996.) For purposes of this paragraph, whether assessment work is "required" shall be determined without regard to the value of any assessment work-performed in assessment years commencing prior to the assessment year beginning on September 1, 1995, and carried forward under applicable law for use in future assessment years.

          (b) pay in a timely manner all rental due on the Property under AS 38.05.211 for the rental year beginning on September 1, 1996, and for every rental year thereafter if this Agreement is in effect on the 30th day prior to the date any required rental fee must be paid in order to maintain the property in good standing. (e.g., if this Agreement is in effect on October 31, 1996, PDUS shall pay the required rental fee that is due no later than November 30, 1996, for the Property for the rental year beginning on September 1, 1996.)

          (c) prepare, record and file in a proper and timely manner (for every assessment or rental year for which PDUS is obligated hereunder to perform work or pay money) such affidavits and other documents relating thereto as are required to maintain the Property in good standing.

5.   AGREEMENT TO OFFER TO CONVEY BEFORE ABANDONMENT.

     If at any time during the term of this Agreement PDUS determines that it desires to abandon any of the Property, PDUS shall give Buyer written notice of such determination at least 30 days prior to abandoning any of the Property. If Buyer elects, pursuant to a written notice delivered to PDUS no later than 20 days after receipt of said notice of intent to abandon, to have PDUS convey to Buyer the Property described in said notice of intent to abandon, PDUS forthwith shall execute, acknowledge, and deliver a special warranty deed to Buyer conveying said Property to Buyer free and clear of any rights, titles, or interests of third parties arising by, through, or under PDUS, but not otherwise. If Buyer does not so elect to have PDUS convey to Buyer the Property described in said notice of intent to abandon, PDUS shall have up to 30 days beyond the end of said original 30-day period in which to complete its desired abandonment. If PDUS fails to complete said abandonment within said additional 30-day period, the notice requirements of this Paragraph 5 shall again become applicable to said Property.

6. GRANT OF RIGHTS BY SELLER TO BUYER; OPERATIONS OF BUYER PRIOR TO ESTABLISHMENT OF BOUNDARY

     Seller hereby grants to Buyer (a) the non-exclusive right to conduct, at Buyer's sole risk and expense, mineral exploration operations (including but not limited to drilling) on those portions of the Property situated inside the "Area of Interest" established under that certain unrecorded Conflict of Interest and Confidentiality Agreement by and between Ryan Lode Mines, Inc. (a wholly-owned subsidiary of La Teko Resources, Ltd.) and Placer Dome U.S. Inc. dated August 4, 1994 ("Confidentiality Agreement"), and (b) the exclusive right to conduct, at Buyer's sole risk and expense, mineral development anal production operations for Buyer's sole account on those portions of the Property situated-inside the "Area of Interest" established under the Confidentiality Agreement, to have and to hold said rights forever.

     Prior to the establishment of the boundary of said "Area of Interest" pursuant to Paragraph 7 below, Buyer's non-exclusive right to conduct mineral exploration operations (including but not limited to drilling) shall extend to those portions of the Property that Buyer believes in good faith to be situated inside said "Area of Interest".

7.   AGREEMENT TO ESTABLISH BOUNDARY.

     PDUS and Buyer hereby agree to establish, as soon as possible after either PDUS or Buyer determines in good faith that "production of minerals for sale in commercial quantities" (as used in AS 38.05.207) from the Property probably will be commenced by either party, the precise boundary of the "Area of Interest" established under the Confidentiality Agreement. PDUS and Buyer shall establish said boundary either by agreement or pursuant to AS 09.45.020-09.45.050 (1994). Costs (except for attorney's fees) of establishing said boundary as described above shall be borne equally by PDUS and Buyer. Either party may seek to establish said boundary sooner than as described above, but the costs (except for attorney's fees) of establishing said boundary sooner shall be borne entirely by the party seeking to establish said boundary sooner. In any case seeking to establish the precise boundary of the "Area of Interest" established under the Confidentiality Agreement, each party shall be bear its own attorney's fees.

8.   OPERATIONS OF BUYER AND SELLER AFTER ESTABLISHMENT OF BOUNDARY.

     After establishment of the boundary described in Paragraph 7 above, Seller shall cease to have any rights to conduct mineral exploration operations on those portions of the Property situated inside the "Area of Interest" established under the Confidentiality Agreement, and all of the rights granted to Buyer pursuant to Paragraph 6 above shall become exclusive rights of Buyer, subject only to applicable law and to the terms of any additional agreement (e.g., a joint operating agreement, a joint venture agreement, or a similar agreement) that may be negotiated and executed by the parties hereto.

9.   TRANSFERABILITY: BINDING EFFECT.

     Each party may freely transfer its rights, obligations, and liabilities hereunder in whole or in part, but no such transfer shall relieve the transferring party of any obligations or liabilities hereunder unless otherwise agreed by the parties hereto in writing. This Agreement shall inure to the benefit of and bind the parties hereto and each party's respective successors and transferees.

10.  COVENANTS RUNNING WITH THE LANDS

     The covenants of PDUS set forth herein shall constitute covenants running with the Property. Either La Teko or Newmont or any successor or assign of either of them shall be entitled to enforce said covenants against PDUS or its successors or assigns and shall otherwise be entitled to pursue any and all remedies available in connection with a breach or breaches thereof.

IN WITNESS WHEREOF the parties have executed this Agreement on the date first set forth above.

PLACER DOME U.S. INC.

By: /s/ Richard G. Duncan
Printed Name: Richard G. Duncan
Title: V.P., Exploration

LA TEKO RESOURCES, INC.

By: /s/ Robert Gentry
Printed Name:  Robert Gentry
Title:    President

NEWMONT EXPLORATION LIMITED

By: /s/ Leendert G. Krol
Printed Name:  Leendert G. Krol
Title: President.


STATE OF NEVADA     )
                    ss.
COUNTY OF WASHOE    )

THIS CERTIFIES that on the 30 day of October, 1996, at 240 S. Rock Blvd., Ste 117, Reno, NV 89502, the foregoing instrument was acknowledged before me by
(name) Richard G. Duncan, (title) V.P. Exploration of PLACER DOME U.S. INC., a California corporation, on behalf of the corporation.



(Notary seal)                 /s/ S. Schaerer
                              Notary Public in and for Washoe Country, Nevada
                              My commission expires Nov. 1998


STATE OF TEXAS      )
                    ss.
COUNTY OF DALLAS    )



     THIS CERTIFIES THAT ON THE 18th day of November, 1996, at 14785 Preston #35D, Dallas, TX the foregoing instrument was acknowledged be fore me by (name) Robert Gentry (title) President of LA TEKO RESOURCES, INC., a Nevada corporation, on behalf of the corporation

(notary seal)                 /s/ Paul A. Davidson
                              Notary Public in and for Texas
                              My commission expires 3/11/97



STATE OF COLORADO   )
                    ss.
COUNTY OF DENVER    )

     THIS CERTIFIES that on the 15th day of November, 1996, at 1700 Lincoln Street, Denver, Co 80203, the foregoing instrument was acknowledged before me by
(name) Leendert G. Krol (title) President of NEWMONT EXPLORATION LIMITED, a Delaware corporation, on behalf of the corporation.


(Notary seal)                 /s/ Beth F. Frankel
                                Notary Public in and for Denver
                                My commission expires 8-2-99

                                   EXHIBIT A

                                 Mining Claims

The following State of Alaska mining locations:



                              Fairbanks
                           Recording District
Claim Name                    Book/Page           DNR Senal Number
--------------------       -----------------      ----------------
Cheker 26 (aka CH 26)         915/412                  ADL-570957
Cheker 31 (aka CH 31)         915/417                  ADL-570962
Cheker 36 (aka CH 36)         915/422                  ADL-570967

(recording stamp)

Fairbanks Rec District
Requested By Newmont Gold Co.

96 Nov 25 PM 1:43